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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-53552) of Tripath Technology Inc. of our report dated January 25, 2001 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP


San Jose, California
March 2, 2001